UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2005

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Rittenhouse Circle

Bristol, PA 19007

(Address of principal executive offices) (Zip Code)

(215) 826-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 2, 2005, StoneMor Partners L.P. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of 22 cemeteries and 6 funeral homes, including certain related assets and certain related liabilities, from SCI Funeral Services, Inc. (“SCI”), a wholly-owned subsidiary of Service Corporation International, a Texas corporation, joined by certain of SCI’s direct and indirect subsidiary entities.

This Amendment No. 1 (“Amendment No. 1”) to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment to the Initial Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed. The Company recognizes that the financial statements included in this Amendment No. 1 omit the interim financial statements for the ten months ended October 31, 2004 (“Comparable interim period”) and intends to file another amendment which includes such comparable period. However, the filing of this Amendment No. 1 shall not be deemed an admission that the Company is required to file such Amendment No. 1 or any other amendments to the initial Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

The Predecessor Companies, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International, Combined Financial Statements for the Years Ended December 31, 2004, 2003 and 2002 and Independent Auditors’ Report attached hereto as Exhibit 99.1 and incorporated herein by reference:

Independent Auditors’ Report

Combined Balance Sheets as of December 31, 2004 and 2003

Combined Statements of Operations for the Years Ended December 31, 2004, 2003 and 2002

Combined Statements of Stockholder’s Equity for the Years Ended December 31, 2004, 2003 and 2002

Combined Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002

Notes to Combined Financial Statements

The Predecessor Companies, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International, Combined Financial Statements for the Period Ended October 31, 2005 and the Interim Review Report attached hereto as Exhibit 99.2 and incorporated herein by reference:

Independent Accountants Review Report

Combined Balance Sheet as of October 31, 2005

Combined Statement of Operations for the Ten Months Ended October 31, 2005

Combined Statement of Stockholder’s Equity for the Ten Months Ended October 31, 2005

Combined Statement of Cash Flows for the Ten Months Ended October 31, 2005

Notes to Combined Financial Statements

(b) Pro forma financial information.

Unaudited Pro Forma Condensed Combined Financial Information attached hereto as Exhibit 99.3 and incorporated herein by reference:

Basis of Presentation

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2004

Unaudited Pro Forma Condensed Combined Statement of Operations for the Period Ended September 30, 2005

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Harper & Pearson Company, P.C.

99.1	The Predecessor Companies, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International, Combined Financial Statements for the Years Ended December 31, 2004, 2003 and 2002 and Independent Auditors’ Report.

99.2	The Predecessor Companies, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International, Combined Financial Statements for the Period Ended October 31, 2005 and the Interim Review Report.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2006	STONEMORPARTNERS L.P.

	By:	StoneMor GP LLC, its general partner

		By:	/s/ William R. Shane
		Name:	William R. Shane
		Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Harper & Pearson Company, P.C.

99.1	The Predecessor Companies, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International, Combined Financial Statements for the Years Ended December 31, 2004, 2003 and 2002 and Independent Auditors’ Report.

99.2	The Predecessor Companies, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International, Combined Financial Statements for the Period Ended October 31, 2005 and the Interim Review Report.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

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